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                   RESTATED CERTIFICATE OF INCORPORATION OF
                         FIRST CHICAGO NBD CORPORATION
                 (As last amended effective December 30, 1995)

     This Restated Certificate of Incorporation of First Chicago NBD Corporation, originally incorporated in the State of Delaware under the name National Detroit Corporation pursuant to a certificate of incorporation filed July 14, 1972, amends the Restated Certificate of Incorporation last amended effective October 28, 1993 and has been duly adopted in accordance with the General Corporation Law of Delaware.

     FIRST.  The name of the corporation is

                         First Chicago NBD Corporation.

     SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 760,000,000 shares which shall be divided into two classes as follows:

     (a) 10,000,000 shares of Preferred Stock without par value (Preferred Stock), which shall include, but not be limited to, Preferred Stock with Cumulative and Adjustable Dividends, Series B; Preferred Stock with Cumulative and Adjustable Dividends, Series C; 8.45% Cumulative Preferred Stock; and 5 3/4% Cumulative Convertible Preferred Stock; Series B; and

     (b) 750,000,000 shares of Common Stock of the par value of $1.00 per share (Common Stock).

     The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock and other general provisions relating thereto shall be as follows and as set forth in Exhibits A-D attached hereto:

                                    PART I

                                PREFERRED STOCK

     (a) Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects except that the dates from
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which dividends accrue or accumulate with respect thereto may vary.

     (b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

          (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.

          (ii) The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.

          (iii) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

          (iv) The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution or winding up of the corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

          (v) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.

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          (vi)  Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock of the corporation, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.

          (vii) The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (along or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the corporation in case of dividend arrearages or other specified events, or upon other matters.

          (viii) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series.

          (ix) Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Restated Certificate of Incorporation.


     (c) Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Part I, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of stock.

     (d) Shares of Preferred Stock redeemed, converted, exchanged, purchased, retired or surrendered to the corporation, or which have been issued and reacquired in any manner, may, upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware, be given the status of authorized and unissued shares of Preferred Stock and may be reissued by the Board of Directors as part of the series of which they were originally a part or may be reclassified into and reissued as part of a new series or as a part of any other series, all subject to the protective conditions or restrictions of any outstanding series of Preferred Stock.


                                    PART II

                                 COMMON STOCK

     (a) Except as otherwise required by law or by any amendment to this Restated

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Certificate of Incorporation, each holder of Common Stock shall have one vote for each share of stock held by him on all matters voted upon by the stockholders.

     (b) Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

     (c) In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the corporation, or may sell, transfer, or otherwise dispose of all or any part of such remaining assets to any corporation, trust or entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the corporation for the purposes of this paragraph.

     (d) Such numbers of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance (i) upon conversion of any shares of Preferred Stock or any obligation of the corporation convertible into shares of Common Stock which is at the time outstanding or issuable upon exercise of any options or warrants at the time outstanding and (ii) upon exercise of any options or warrants at the time outstanding to purchase shares of Common Stock.

                                   PART III

                              GENERAL PROVISIONS

     (a) At any meeting of stockholders, the presence in person or by proxy of the holders of record of a majority of the outstanding shares of stock of the corporation entitled to be voted at such meeting shall constitute a quorum for all purposes, except as otherwise provided by this Restated Certificate of Incorporation or required by applicable law.

     (b) Subject to the protective conditions or restrictions of any outstanding series of Preferred Stock, any amendment to this Restated Certificate of Incorporation which shall increase or decrease the authorized capital stock of any class or classes may be adopted by the affirmative

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vote of the holders of a majority of the stock of the corporation entitled to vote.


     (c) No holder of stock of any class of the corporation shall be entitled as a matter of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of capital stock of the corporation, or of any bonds, certificates of indebtedness, debentures, or other securities, whether or not convertible into stock of the corporation, now or hereafter authorized, but any such stock or other securities may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration (not less than the par value or stated value thereof) as the Board of Directors in the exercise of its discretion may determine and may be permitted by law without action by the stockholders. The Board of Directors may provide for payment therefor to be received by the corporation in cash, personal property, real property (or leases thereof) or services. Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered, shall be deemed fully paid and not liable to any further call or assessment.

     FIFTH.  Reserved.

     SIXTH. Subject to any provision contained in any resolution of the Board of Directors adopted pursuant to Part I of Article Fourth of this Certificate of Incorporation requiring an increase or increases in the number of directors, the number of directors constituting the Board of Directors shall be that number as shall be fixed from time to time in the manner provided by Article Eleventh of this Restated Certificate of Incorporation and by By-laws in conformity therewith. Election of directors need not be by written ballot unless the By-laws of the corporation shall so provide.

     In addition to all of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the corporation.

     Wherever the term "Board of Directors" is used in this Restated Certificate of Incorporation, such term shall mean the Board of Directors of the corporation; provided, however, that, to the extent any committee of directors of the corporation is lawfully entitled to exercise the powers of the Board of Directors, such committee may exercise any right or authority of the Board of Directors under this Restated Certificate of Incorporation.

     SEVENTH. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

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     (a)   The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     EIGHTH. (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith in a manner he reasonably believed to be in or not opposed to the best

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interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper. Any person entitled to indemnification against expenses under this paragraph (b) shall, to the extent not prohibited by the laws of Delaware and any other applicable law, also be entitled to indemnification, and the corporation shall indemnify him, against judgments and amounts paid in settlement actually and reasonably incurred by him in connection with such action or suit, upon the same terms and conditions and subject to the same limitations as provided with respect to expenses.

     (c) To the extent that a director, officer, employee or agent of a corporation has been successful on merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under paragraphs (a) and (b) of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum (as defined in the By-laws of the corporation) consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Notwithstanding the failure or refusal of the directors, counsel and stockholders to make provision therefor, such indemnification shall be made if a court of competent jurisdiction makes a determination that the director, officer, employee or agent has a right to indemnification hereunder in any specific case upon the application of such director, officer, employee or agent.

     (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation.

     (f) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, by-law,

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agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

     (h) For the purposes of this Article, references to "the corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

     (i) Neither the corporation nor its directors or officers nor any person acting on its behalf shall be liable to anyone for any determination as to the existence or absence of conduct which would provide a basis for making or refusing to make any payment under this Article or for taking or omitting to take any other action under this Article, in reliance upon the advice of counsel.

     (j) A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the shareholders of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.


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     NINTH. The corporation shall have perpetual existence.

     TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of Delaware, and all rights conferred herein upon stockholders and directors are granted subject to this reservation.

     ELEVENTH. Board of Directors.

     (a) Number, Election and Terms of Directors: The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors. The number of the directors of the corporation shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors of the corporation, except that the minimum number of directors shall be fixed at no less than 15 and the maximum number of directors shall be fixed at no more than 30. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1986 annual meeting of stockholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding annual meeting of stockholders beginning in 1987, successors of the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

     (b) Stockholder Nomination of Director Candidates: Nominations for election to the Board of Directors of the corporation at a meeting of stockholders may be made by the Board of Directors, on behalf of the Board of Directors by any nominating committee appointed by the Board of Directors, or by any stockholder of the corporation entitled to vote for the election of directors at the meeting. Nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered to or mailed, postage prepaid, and received by the Secretary of the corporation at least 60 days but no more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders. The notice shall set forth
(i) the name and address of the stockholder who intends to make the nomination;
(ii) the name, age, business address and, if known, residence address of each nominee; (iii) the principal occupation or employment of each nominee; (iv) the number of shares of stock of the corporation which are beneficially owned by each nominee and by the nominating stockholder; (v) any other information concerning the nominee that must be disclosed of nominees in proxy solicitation pursuant to Regulation 14A of the Securities Exchange Act of 1934 (or any subsequent provisions replacing such Regulation); and (vi) the executed consent of each nominee to serve as a director of the corporation, if elected. The chairman of the meeting of stockholders may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if the chairman should so determine, the chairman shall so declare to the meeting and the

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defective nomination shall be disregarded.

     (c) Newly Created Directorships and Vacancies: Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director. Any director of any class chosen to fill a vacancy in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the next annual meeting for the year in which his or her term expires and until such director's successor shall have been elected and qualified.

     (d) Removal: Any director may be removed from office only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class.

     (e) Preferred Stock: Notwithstanding the foregoing paragraphs, whenever the holders of any one or more classes or series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto. The then authorized number of directors of the corporation shall be increased by the number of additional directors to be elected, and such directors so elected shall not be divided into classes pursuant to this Article Eleventh unless expressly provided by such terms.

     (f) Amendment or Repeal: Notwithstanding anything contained in this Certificate of Incorporation or the By-laws of the corporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, repeal or adopt any provision inconsistent with the purpose and intent of this Article Eleventh.

     TWELFTH. Stockholder Action.

     Any action required or permitted to be taken by any stockholders of the corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders. Except as may be otherwise required by law, special meetings of stockholders of the corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the Board of Directors. Notwithstanding anything contained in this Certificate of Incorporation or the By-laws of the corporation to the contrary, the affirmative vote of at least 80% of the voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together

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as a single class, shall be required to alter, amend or adopt any provision inconsistent with the purpose and intent of this Article Twelfth.

     THIRTEENTH. (a) In addition to any affirmative vote required by law or by or under this Restated Certificate of Incorporation or the By-laws and except as otherwise expressly herein provided in this Article Thirteenth, the approval or authorization of a Business Combination (which together with certain other terms used in this Article, are hereinafter defined) shall require the affirmative vote of a majority of the voting power of all the shares of Voting Stock held by stockholders other than an Interested Stockholder, with which or by or on whose behalf, directly or indirectly, a Business Combination is proposed, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage or separate class vote may be otherwise required.

     (b) The provisions of paragraph (a) of this Article shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by or under any other provision of this Restated Certificate of Incorporation, or the By-laws of the corporation, or otherwise, if all the conditions specified in either of the following paragraphs First or Second are met:

     First: The Business Combination shall have been approved by a majority (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Interested Stockholder to become an Interested Stockholder) of the Continuing Directors; or

     Second: All of the following conditions shall have been met:

          (1) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under subparagraphs (i) and (ii) below:

                  (i) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf on the Interested Stockholder for any shares of Common Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of Common Stock (a) within the two-year period immediately prior to the first public announcement of the proposed Business Combination (the "Announcement Date") or (b) in the transaction in which it became an Interested Stockholder, whichever is higher; and

                  (ii) The Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested

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Stockholder (the "Determination Date"), whichever is higher.

     All per share prices shall be adjusted to reflect any intervening stock splits, stock dividends, and reverse stock splits.

          (2) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock, other than Common Stock, shall be at least equal to the highest amount determined under clauses (i), (ii), and (iii) below.

          (i) The highest per share price (including any brokerage commissions, transfer taxes, and soliciting dealers' fees) paid by or on behalf of the Interested Stockholder for any share of such class or series of Voting Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Voting Stock (a) within the two-year period immediately prior to the Announcement Date or (b) in the transaction in which it became an Interested Stockholder, whichever is higher.

          (ii) The Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

          (iii) The highest preferential amount per share to which the holders of shares of such class or series of Voting Stock would be entitled, if any, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, regardless of whether the Business Combination to be consummated constitutes such an event.

          All per share prices shall be adjusted for intervening stock splits, stock dividends, and reverse stock splits.

          The provisions of this paragraph Second (2) shall be required to be met with respect to every class or series of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired beneficial ownership of any shares of a particular class or series of Voting Stock.


          (3) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full periodic dividends (whether or not cumulative) in accordance with the terms of any outstanding Preferred Stock; (ii) there shall have been (a) no reduction in the annual rate of dividend paid on the Common Stock (except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock), except as approved by a majority of the Continuing

Directors, and (b) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization, or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors, and (iii) such Interested Stockholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Stockholder's percentage of beneficial ownership of any class or series of capital stock.

          (4) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges, or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

          (5) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

          (6) Such Interested Stockholder shall not have made any major change in the corporation's business or equity capital structure without the approval of a majority of the Continuing Directors.

     (c)   For the purposes of this Article Thirteenth:

          (i)  The term "Business Combination" shall mean:
(a) any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder or (b) any other company (whether or not such other company is an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any Substantial Part of the assets, securities or commitments of the corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

(c) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

(d) any reclassification of securities (including any reverse stock split), or recapitalization of the corporation or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of Voting Stock, or any securities convertible into Voting Stock, or into equity securities of any Subsidiary, that is beneficially owned by an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

(e) any agreement, contract, or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) through (d).

          (ii) The term "Voting Stock" shall mean all outstanding shares of capital stock of the corporation of whatever class or series which is entitled to vote under any circumstances in the election of directors of the corporation.

          (iii) A "person" shall mean any individual, firm, corporation, partnership, trust or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting, or disposing of Voting Stock.

          (iv) "Interested Stockholder" shall mean any person (other than the corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which:

                  (a) is a person who is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the then outstanding Voting Stock; or

                  (b) is an Affiliate or Associate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of 10% or more of the voting power of the then outstanding Voting Stock; or

                  (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          (v)  A person shall be a "beneficial owner" of any Voting Stock:

                  (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

                  (b) which such person or any of its Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or

                  (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock. For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph
(c)(iv) of this Article, the number of shares of capital stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of paragraph (c)(v) of this Article but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (vi) An "Affiliate" of, or a person "affiliated" with, a specified person, is a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

          (vii) "Associate" used to indicate a relationship with any person, means (1) any corporation or organization (other than the corporation or a majority- owned subsidiary of the corporation) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.

          (viii) "Subsidiary" means any company of which a majority of any class of equity security is owned, directly or indirectly, by the corporation.

          (ix) The term "Substantial Part" shall mean an amount equal to or greater than an amount equal to fifteen percent of the stockholders' equity of the corporation as reflected in the most recent fiscal year-end consolidated balance sheet of the corporation.

          (x) "Continuing Director" means any member of the Board of Directors of the corporation (the "Board") while such person is a member of the Board, who is not an Affiliate or Associate or representative of the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director, while such successor is a member of the Board, who is not an Affiliate or Associate or representative of the Interested Stockholder and is recommended to succeed the Continuing Director by a majority of Continuing Directors then on the Board.

          (xi) "Fair Market Value" means (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape for the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith and
(b) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined in good faith by a majority of Continuing Directors then on the Board.

          (xii) In the event of any Business Combination in which the corporation survives, the phrase "consideration other than cash to be received" as used in paragraphs (b) Second (1) and (2) of this Article shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

     (d) The Board shall have the power and duty to determine for the purposes of this Article Thirteenth, on the basis of information known to it after reasonable inquiry (i) whether a person is an Interested Stockholder; (ii) the number of shares of Voting Stock beneficially owned by any person; (iii) whether a person is an Affiliate or Associate of another; (iv) whether the requirements of paragraph (b) Second of this Article have been met with respect to any Business Combination; and (v) whether any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any assets, securities or commitments of the corporation, any Subsidiary, or any Interested Stockholder, or any Affiliate or Associate of any Interested Stockholder constitutes a Substantial Part. Any such determination made in good faith shall be binding and conclusive on all parties.

     (e) The Board of Directors shall not approve, adopt or recommend any proposal to enter into a Business Combination, or any offer of any person, other than the corporation, to make a tender or exchange offer for any capital stock of the corporation, unless and until the Board of Directors shall first establish a procedure for evaluating, and shall have evaluated, the proposal or offer, and determined that it would be in compliance with all applicable laws and in the best interests of the corporation and its stockholders. In connection with its evaluation, the Board of Directors may seek and obtain the advice of independent investment counsel, may seek and rely upon an opinion of legal counsel and other independent advisers, and may test such compliance with laws in any state or federal court or before any state or federal administrative agency which may have appropriate jurisdiction. In connection with its evaluation as to the best interests of the corporation and its stockholders, the Board of Directors shall consider all factors which it deems relevant, or the stockholders might deem relevant, including without limitation: (i) the adequacy and fairness of the consideration to be received by the corporation and/or its stockholders considering the future prospects for the corporation and its business, historical trading prices of the corporation's capital stock, the price that might be achieved in a negotiated sale of the corporation as a whole, and premiums over trading prices which have been proposed or offered with respect to the securities of other companies in the past in connection with similar offers;
(ii) the business, financial condition and earnings prospects of the acquiring person or entity and the competence, experience and integrity of the acquiring person or entity and their or its management, and (iii) the potential social and economic impact of the offer and its consummation on the communities in which the corporation and its subsidiaries operate or are located and upon the corporation, its subsidiaries, and their employees, depositors, and loan and other customers.

     (f) The Board of Directors shall not approve, adopt or recommend any offer of any person, other than the corporation, to make a tender or exchange offer for any capital stock of the corporation in which the Fair Market Value per share of the consideration to be received by one or more stockholders is substantially more than the Fair Market Value per share of the consideration to be received by other stockholders holding shares of the same class and series, or any tender or exchange offer the consummation of which is reasonably likely, in the good faith determination of the Board of Directors, in one transaction or a series of transactions, to have that result.

     (g) Nothing contained in this Article Thirteenth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

     (h) The fact that any Business Combination complies with the provisions of paragraph (b) Second of this Article Thirteenth shall not be construed to impose any fiduciary duty, obligation, or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

     (i) Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-laws of the corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Restated Certificate of Incorporation or the By-laws of the corporation), the affirmative vote of the holders of at least 80% of the voting power of all the shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or adopt any provisions inconsistent with or to repeal this Article Thirteenth; provided, however, that if such action has been proposed, directly or indirectly, on behalf of an Interested Stockholder, it must also be approved by the affirmative vote of a majority of the voting power of all the shares of Voting Stock held by stockholders other than such Interested Stockholder.
     FOURTEENTH. This Restated Certificate of Incorporation shall be effective at 12:01 a.m. Eastern Standard Time on December 30, 1995.

     IN WITNESS WHEREOF, First Chicago NBD Corporation has caused its corporate seal to be hereunto affixed and this Restated Certificate of Incorporation to be signed by M. Eileen Kennedy, its Senior Vice President and Treasurer, and the same to be attested by Michael Lipsitz, its Assistant Secretary, this 22nd day of December, 1995.

                                            FIRST CHICAGO NBD CORPORATION

                                            By: _______________________

                                            Senior   Vice    President   and
Treasurer

(Corporate Seal)

ATTEST:

By: __________________________
       Assistant Secretary

s:\secur\mxl\fcnbdinc.cer

                                                                       Exhibit A


CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE

           PREFERRED STOCK WITH CUMULATIVE AND ADJUSTABLE DIVIDENDS,
                                   SERIES B
                              (Without Par Value)

                                      OF

                         FIRST CHICAGO NBD CORPORATION

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware


     The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of FIRST CHICAGO NBD CORPORATION, formerly known as NBD BANCORP, INC., a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on July 11, 1995, at which a quorum was present and acting throughout:

     "RESOLVED, that pursuant to authority conferred upon the Board of Directors (the "Board") of the Corporation, by the Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation") of the Corporation, the Board hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 1,191,000 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:


     (a)  Designation.
          ------------

     The designation of the series of Preferred Stock created by this resolution shall be "Preferred Stock with Cumulative and Adjustable Dividends, Series B" (hereinafter called this "Series") and the number of shares constituting this Series is 1,191,000. Shares of this Series shall have a stated value of $100 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

     (b)  Dividend Rate.
          --------------

     (1) Dividend rates on the shares of this Series shall be for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period"; and any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 1, June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof 3.75% below the Applicable Rate (as defined in paragraph (2) of this Section (b)) in respect of such Quarterly Dividend Period. Anything to the contrary herein notwithstanding, the dividend rate for any Quarterly Dividend Period shall in no event be less than 6.00% or, greater than 12.00% per annum. Such dividends shall be cumulative from December 1, 1995, and shall be payable, when and as declared by the Board, on the last day of February, May, August and November of each year, commencing the last day of February, 1996. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

     (2) Except as provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be the higher of whichever of such rates can be so determined. In the event that the Corporation determines in good faith that none of such rates can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

     (3) Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury Bill Rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable noninterest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     (4) Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of

February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     (5) Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield shall not be published by any Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     (6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

     (7) The dividend rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such dividend rate to be enclosed with the dividend payment checks next mailed to the holders of shares of this Series.

     (8)  For purposes of this Section (b), the term

     (i)  "Calendar Period" shall mean 14 calendar days;

     (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

     (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

     (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

     (9) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

     (10) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (9) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

     (11) Dividends payable on each share of this Series for each full Quarterly Dividend Period shall be computed by dividing the dividend rate for such Quarterly Dividend Period by four and applying such rate against the stated value per share of this Series. Dividends payable on this Series for any period less than a full Quarterly Dividend Period shall be computed on the basis of a 360 day year consisting of 30 day months.

     (c)  Redemption.
          -----------

     (1) The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price of $100 per share, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

     (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board or by any other method as may be determined by the Board in its sole discretion to be equitable.

     (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

     (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

     (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

     (d)  Conversion or Exchange.
          -----------------------

     The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

     (e)  Voting.
          -------

     The shares of this Series shall not have any voting powers either general or special, except that

     (1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration, or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

     (2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

     (3) If at any time a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at an annual or special meeting of stockholders, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

     (f)  Liquidation Rights.
          -------------------

     (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $100 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

     (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the

Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

     (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

     (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

     (g) For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

     (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

     (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if such stock is the Corporation's Preferred Stock with Cumulative and Adjustable Dividends, Series C (Without Par Value), the Corporation's 8.45% Cumulative Preferred Stock, Series E (Stated Value $625 per share) or the Corporation's 5 3/4% Cumulative Convertible Preferred Stock, Series B (Stated Value $5,000 per share), or if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

     (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

     The foregoing Certificate of Voting Powers, Designation, Preferences and Relative, Participating, Optional and Other Special Rights and the Qualifications, Limitations or Restrictions relating to this Series shall be effective at 12:01 a.m. Eastern Standard Time on December 1, 1995 in accordance with the provisions of Sections 103 and 151(g) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, First Chicago NBD Corporation has caused this certificate to be signed by Verne G. Istock, its Chief Executive Officer, and the same to be attested by Daniel T. Lis, its Assistant Secretary, this 29th day of November, 1995.



                                    FIRST CHICAGO NBD CORPORATION


                                    By:  \s\ Verne G. Istock
                                         -------------------------

                                    Title: Chief Executive Officer



ATTEST:


By: \s\ Daniel T. Lis
    ---------------------------
     Assistant Secretary

                                                                       Exhibit B



CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE

           PREFERRED STOCK WITH CUMULATIVE AND ADJUSTABLE DIVIDENDS,
                                   SERIES C
                              (Without Par Value)

                                      OF

                         FIRST CHICAGO NBD CORPORATION

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware



     The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of FIRST CHICAGO NBD CORPORATION, formerly known as NBD BANCORP, INC., a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on July 11, 1995, at which a quorum was present and acting throughout:

     "RESOLVED, that pursuant to authority conferred upon the Board of Directors (the "Board") of the Corporation, by the Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation") of the Corporation, the Board hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 713,800 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

     (a)  Designation.
          ------------

     The designation of the series of Preferred Stock created by this resolution shall be "Preferred Stock with Cumulative and Adjustable Dividends, Series C" (hereinafter called this "Series") and the number of shares constituting this Series is 713,800. Shares of this Series shall have a stated value of $100 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

     (b)  Dividend Rate.
          --------------

     (1) Dividend rates on the shares of this Series shall be for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period"; and any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on, March 1, June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof 1.80% below the Applicable Rate (as defined in paragraph (2) of this Section (b)) in respect of such Quarterly Dividend Period. Anything to the contrary herein notwithstanding, the dividend rate for any Quarterly Dividend Period shall in no event be less than 6.50% or greater than 12.50% per annum. Such dividends shall be cumulative from December 1, 1995 and shall be payable, when and as declared by the Board, on the last day of February, May, August and November of each year, commencing the last day of February, 1996. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

     (2) Except as provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be the higher of whichever of such rates can be so determined. In the event that the Corporation determines in good faith that none of such rates can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

     (3) Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the

Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury Bill Rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable noninterest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     (4) Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar

Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     (5) Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such

Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield shall not be published by any Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     (6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

     (7) The dividend rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such dividend rate to be enclosed with the dividend payment checks next mailed to the holders of shares of this Series.

     (8)  For purposes of this Section (b), the term

     (i)  "Calendar Period" shall mean 14 calendar days;

     (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

     (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

     (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

     (9) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

     (10) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (9) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

     (11) Dividends payable on each share of this Series for each full Quarterly Dividend

Period shall be computed by dividing the dividend rate for such Quarterly Dividend Period by four and applying such rate against the stated value per share of this Series. Dividends payable on this Series for any period less than a full Quarterly Dividend Period shall be computed on the basis of a 360 day year consisting of 30 day months.

     (c)  Redemption.
          -----------

     (1) The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price of $100 per share, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

     (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board or by any other method as may be determined by the Board in its sole discretion to be equitable.

     (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

     (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

     (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

     (d)  Conversion or Exchange.
          -----------------------

     The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

     (e)  Voting.
          -------

     The shares of this Series shall not have any voting powers either general or special, except that

     (1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

     (2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

     (3) If at any time a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at an annual or special meeting of stockholders, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

     (f)  Liquidation Rights.
          -------------------

     (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $100 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

     (2) Neither the sale of all or substantially all the property or business of the

Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

     (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

     (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

     (g) For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

     (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

     (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if such stock is the Corporation's Preferred Stock with Cumulative and Adjustable Dividends, Series B (Without Par Value), the Corporation's 8.45% Cumulative Preferred Stock, Series E (Stated Value $625 per share), or the Corporation's 5 3/4% Cumulative Convertible Preferred Stock, Series B (Stated Value $5,000 per share), or if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

     (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

     The foregoing Certificate of Voting Powers, Designation, Preferences and Relative, Participating, Optional and Other Special Rights and the Qualifications, Limitations or Restrictions relating to this Series shall be effective at 12:01 a.m. Eastern Standard Time on December 1, 1995 in accordance with the provisions of Sections 103 and 151(g) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, First Chicago NBD Corporation has caused this certificate to be signed by Verne G. Istock, its Chief Executive Officer, and the same to be attested by Daniel T. Lis, its Assistant Secretary, this 29th day of November, 1995.



                                     FIRST CHICAGO NBD CORPORATION


                                     By:  \s\ Verne G. Istock
                                          -----------------------

                                     Title: Chief Executive Officer



ATTEST:


By: \s\ Daniel T. Lis
    ---------------------------
     Assistant Secretary

                                                                       Exhibit C


CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE


                       8.45% CUMULATIVE PREFERRED STOCK,
                                   SERIES E
                         (Stated Value $625 per share)

                                      OF

                         FIRST CHICAGO NBD CORPORATION


                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware


     The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of FIRST CHICAGO NBD CORPORATION, formerly known as NBD BANCORP, INC., a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on July 11, 1995, at which a quorum was present and acting throughout:

     "RESOLVED, that pursuant to authority conferred upon the Board of Directors (the "Board") of the Corporation, by the Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation") of the Corporation, the Board hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 160,000 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

     (a)  Designation.
          ------------

     The designation of the series of Preferred Stock created by this resolution shall be "8.45% Cumulative Preferred Stock, Series E" (hereinafter called this "Series") and the number of shares constituting this Series is 160,000. Shares of this Series shall have a stated value of $625 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

     (b)  Dividend Rate.
          --------------

     (1) Shares of this Series shall be entitled to receive dividends at a fixed annual rate of $52.8125 per share. Such dividends shall be cumulative from October 1, 1995, and shall be payable, when and as declared by the Board of Directors, on the first day of January, April, July and October of each year, commencing the first day of January, 1996. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on the applicable record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date as may be fixed by the Board of Directors which shall not exceed 45 days preceding such dividend payment date thereof.

     (2) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

     (3) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (2) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the

Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

     (4) Dividends payable on this Series for any period less than a full quarterly dividend period shall be computed on the basis of a 360 day year consisting of twelve 30-day months. The amount of dividends payable on shares of this Series for each full quarterly dividend period shall be computed by dividing by four the annual rate per share set forth in Section (b)(1).

     (c)  Redemption.
          -----------

     (1) The shares of this Series shall not be redeemable prior to November 16, 1997. On and after November 16, 1997, the Corporation, at its option, and with the prior consent of the Board of Governors of the Federal Reserve System may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price per share of $625, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

     (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

     (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

     (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

     (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

     (d)  Conversion.
          -----------

     The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

     (e)  Voting.
          -------

     The shares of this Series shall not have any voting powers either general or special, except that:

     (1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

     (2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

     (3) If at any time a default in preference dividends (as defined below) on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at an annual or special meeting of stockholders voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

     (4) A holder of shares of this Series shall be entitled to one vote per share of the Series held by him when such holder is permitted to vote pursuant to the foregoing.

     (f)  Liquidation Rights.
          -------------------

     (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $625 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

     (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

     (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

     (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.


     (g)  Priority.
          ---------

     For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

     (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holder of shares of this Series;

     (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if such stock is the Corporation's Preferred Stock with Cumulative and Adjustable Dividends, Series B (Without Par Value), Preferred Stock with Cumulative and Adjustable Dividends, Series C (Without Par Value) or the Corporation's 5 3/4% Cumulative Convertible Preferred Stock, Series B (Stated Value $5,000 per share), or if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

     (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

     (h)  Sinking or Retirement Fund.
          ---------------------------

     The shares of this Series shall not be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such stock."

     The foregoing Certificate of Voting Powers, Designation, Preferences and Relative, Participating, Optional and Other Special Rights and the Qualifications, Limitations or Restrictions relating to this Series shall be effective at 12:01 a.m. Eastern Standard Time on December 1, 1995 in accordance with the provisions of Sections 103 and 151(g) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, First Chicago NBD Corporation has caused this certificate to be signed by Verne G. Istock, its Chief Executive Officer, and the same to be attested by Daniel T. Lis, its Assistant Secretary, this 29th day of November, 1995.



                                      FIRST CHICAGO NBD CORPORATION


                                      By:  \s\ Verne G. Istock
                                           -----------------------

                                      Title: Chief Executive Officer



ATTEST:


By: \s\ Daniel T. Lis
    ---------------------------
     Assistant Secretary

                                                                       Exhibit D



CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE


                5 3/4% CUMULATIVE CONVERTIBLE PREFERRED STOCK,
                                   SERIES B
                        (Stated Value $5,000 per share)

                                      OF

                         FIRST CHICAGO NBD CORPORATION


                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware


     The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of FIRST CHICAGO NBD CORPORATION, formerly known as NBD BANCORP, INC., a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on July 11, 1995, at which a quorum was present and acting throughout:

     "RESOLVED, that pursuant to authority conferred upon the Board of Directors (the "Board") of the Corporation by the Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation") of the Corporation, the Board hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 40,000 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

     (a)  Designation.
          ------------

     The designation of the series of Preferred Stock created by this resolution shall be "5 3/4% Cumulative Convertible Preferred Stock, Series B" (hereinafter called this "Series") and the number of shares constituting this Series is 40,000. Shares of this Series shall have a stated value of $5,000 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

     (b)  Dividend Rate.
          --------------

     (1) Shares of this Series shall be entitled to receive dividends at a fixed annual rate of $287.50 per share. Such dividends shall be cumulative from October 1, 1995, and shall be payable, when and as declared by the Board of Directors, on the first day of January, April, July and October of each year, commencing the first day of January, 1996. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on the applicable record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date as may be fixed by the Board of Directors which shall not exceed 45 days prior to such dividend payment date thereof.

     (2) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

     (3) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (2) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this series shall have been paid for all past dividend payment periods.

     (4) Dividends payable on this Series for any period less than a full quarterly dividend period shall be computed on the basis of a 360 day year consisting of twelve 30-day months. The amount of dividends payable on shares of this Series for each full quarterly dividend period shall be computed by dividing by four the annual rate per share set forth in Section (b)(1).

     (c)  Redemption.
          -----------

     (1) The shares of this series shall not be redeemable prior to April 1, 1997. On and after April 1, 1997, the Corporation, at its option, and with the prior consent of the Board of Governors of the Federal Reserve System may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price as set forth below, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption:

             If Redeemed During the
             Twelve-Month Period                    Redemption Price
             Beginning on April 1,                     per share
             ---------------------                  ----------------
                    1997                               $5,172.50
                    1998                                5,143.75
                    1999                                5,115.00
                    2000                                5,086.25
                    2001                                5,057.50
                    2002                                5,028.75
             2003 and thereafter                        5,000.00

     (2) In the event that fewer than all the outstanding shares of this series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

     (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the then current Conversion Price (as defined herein), together with a statement that all conversion rights with respect to the shares of the Series called for redemption will terminate at the close of business on the fifth Business Day preceding the redemption date; (v) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

     (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

     (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the
                --------  -------
purchase or acquisition of shares of this Series (i) upon the conversion of shares of the Series into shares of Common Stock pursuant to Section (d) hereof or (ii) pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

     (d)  Conversion.
          -----------

     (1) (A) Subject to the provisions for adjustment hereinafter set forth, each share of the Series shall be convertible at the option of the holder thereof, in whole or part, in the manner hereinafter set forth, into fully paid and nonassessable shares of Common Stock (as hereinafter defined) at the conversion price, determined as hereinafter provided, in effect on the date of conversion, each share of the Series being credited at its stated value; provided that if any shares of the Series are called for redemption, the conversion rights pertaining thereto will terminate at the close business on the fifth Business Day preceding the redemption date, unless the Corporation shall default in providing money for the payment of the redemption price as provided in Section (c) hereof. The price at which shares of Common Stock shall be delivered upon conversion of the shares of the Series (hereinafter referred to as the "Conversion Price") shall be initially $29.6271 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraph (2) of this Section (d).

     (B) Any holder of shares of the Series desiring to convert such stock into shares of Common Stock shall surrender the certificate or certificates for the shares of the Series being converted, duly endorsed or assigned to the Corporation or in blank, at the principal office of the Corporation for that purpose, accompanied by a written notice of conversion specifying the number of shares of the Series to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued; in case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issue of shares of Common Stock in such name or names. In case less than all of the shares of the Series represented by a certificate are to be converted by a holder, upon such conversion the Corporation shall issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for the shares of the Series not so converted. The holders of shares of the Series at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares of the Series (except shares of the Series redeemed on a redemption date between such record date and the dividend payment date) on the corresponding dividend payment date notwithstanding the subsequent conversion thereof or the Corporation's default in payment of the dividend due on such dividend payment date. However, shares of the Series surrendered for conversion during the period from the close of business on any dividend payment record date for the Series to the opening of business on the corresponding dividend payment date (except shares of the Series called for redemption on a redemption date after the dividend payment record date and on or before the fifth business day following the dividend payment date) must be accompanied by payment of an amount equal to the dividend payable on such shares of the Series on such dividend payment date. A holder of shares of the Series on a dividend payment record date who (or whose transferee) converts shares of the Series on a dividend payment date will receive the dividend payable on such shares of the Series by the Corporation on such date, and the converting holder need not include payment in the amount of such dividend upon surrender of shares of the Series for conversion. Except as provided above, no payment or adjustment will be made on account of accrued or unpaid dividends upon the conversion of shares of the Series.

     (C) As promptly as practicable after the surrender of certificates for shares of the Series as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full shares of Common

Stock issuable upon the conversion of such share in accordance with the provisions of this Section (d), and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be promptly settled as provided in paragraph (11) of this Section (d).

     (D) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of the Series shall have been surrendered and such notice (and if applicable, payment of an amount equal to the dividend payable on such shares) received by the Corporation as aforesaid; the shares of the Series so surrendered for conversion shall no longer be deemed to be outstanding and all rights with respect to such shares of the Series shall cease, except the right of the holders thereof to receive full shares of Common Stock in exchange therefor and payment for any fractional shares; and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of shares of the Series will upon delivery be duly and validly issued and fully paid and nonassessable.

     (2)  The Conversion Price shall be adjusted from time to time as follows:

     (A) In case the Corporation shall pay or make a dividend or other distribution on any class of capital stock of the Corporation in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and the denominator shall be the sum of (i) such number of shares and (ii) the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the date following the date fixed for such determination.

     (B) In case the Corporation shall issue rights or warrants to all holders of its shares of Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (3)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the date following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the sum of
(i) the number of
shares of Common Stock outstanding at the close of business on the date fixed for such determination plus (ii) the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, and the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus (y) the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the date following the date fixed for such determination.

     (C) In case the Corporation shall, by dividend or otherwise, distribute to all holders of shares of Common Stock evidences of indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2)(B), any dividend or distribution paid in cash out of the surplus or retained earnings of the Corporation and any dividend or distribution referred to in paragraph (2)(A)), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (3)) of the Common Stock on the date fixed for such determination, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of Common Stock, and the denominator shall be such current market price per share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Corporation shall distribute or shall have distributed any rights or warrants to acquire capital stock ("Rights") pursuant to this subparagraph (C), the distribution of separate certificates representing the Rights subsequent to their initial distribution (whether or not the initial distribution of the Rights shall have occurred prior to the date of the issuance of the Series) shall be deemed to be the distribution of the Rights for purposes of this subparagraph (C); provided that the Corporation may, in lieu of making any adjustment pursuant to this subparagraph (C) upon a distribution of separate certificates representing the Rights, make proper provision so that each holder of the Series who converts the shares of this Series (or any portion hereof) (i) on or before the record date for such distribution of separate certificates shall be entitled to receive upon conversion shares of Common Stock issued with Rights and (ii) after such record date and prior to the expiration, redemption or termination of the Rights shall be entitled to receive upon conversion, in addition to the shares of Common Stock issuable upon conversion, the same number of Rights as would a holder of the number of shares of Common Stock that the shares of such Series so converted would have entitled the holder thereof to purchase in accordance with the terms and provisions applicable to the Rights if the shares of such Series were converted immediately prior to the record date for such distribution. Common Stock owned by or held for the account of the Corporation or any majority owned subsidiary shall not be deemed outstanding for the purpose of any adjustment required under this subparagraph (C).

     (D) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the Conversion Price in effect at the opening of business on the date following the date upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares, the Conversion Price in effect at the opening of business on the date following the date upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination becomes effective.

     (E) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which paragraph (6) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (2)(C)), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective," or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph
(2)(D) of this Section (d)).

     (3) For the purpose of any computation under paragraphs (2)(B) and 2(C), the current market price per share of Common Stock on any day shall be deemed to be the average of the daily Closing Prices (as hereinafter defined) per share of Common Stock for the 30 consecutive Trading Days (as hereinafter defined) ending on the fifth Trading Day before the day in question.

     (4) Notwithstanding the provisions of paragraph (2) above, no adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (4)) would require an increase or decrease of at least 1% in such price; provided, however, that
                                                      --------  -------
any adjustments which by reason of this paragraph (4) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provisions of this Section (d), the Corporation shall not be required to make any adjustment of the Conversion Price for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under such plan. All calculations under this Section (d) shall be made to the nearest 1/100 of a cent (with $.00005 being rounded upward) or to the nearest 1/10,000 of a share (with .00005 of a share being rounded upward), as the case may be.

     (5) The Corporation may make such reductions in the Conversion Price, in addition to those required by this Section (d), as it considers to be advisable in order to avoid or diminish any income tax to any holder of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Corporation shall have the power to resolve any ambiguity or correct any error in this Section (d) and its actions in so doing shall be final and conclusive.

     (6) In case the Corporation shall effect any capital reorganization of the Common Stock (other than a subdivision, combination, capital reorganization or reclassification provided for in paragraph (2)) or shall consolidate, merge or engage in a statutory share exchange with or into any other corporation (other than a consolidation, merger or share exchange in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) or shall sell or transfer all or substantially all its assets to any other corporation, lawful provision shall be made as a part of the terms of such transaction whereby the holders of shares of the Series shall receive upon conversion thereof, in lieu of each share of Common Stock which would have been issuable upon conversion of such stock if converted immediately prior to the consummation of such transaction, the same kind and amount of stock (or other securities, cash or property, if any) as may be issuable or distributable in connection with such transaction with respect to each share of Common Stock outstanding at the effective time of such transaction subject to subsequent adjustments for subsequent stock dividends and distributions, subdivisions or combinations of shares, capital reorganizations, reclassification, consolidations, mergers or share exchanges, as nearly equivalent as possible to the adjustments provided for in this Section (d).

     (7)  Whenever the Conversion Price is adjusted as herein provided:

     (A) the Corporation shall compute the adjusted Conversion Price and shall cause to be prepared a certificate signed by the chief financial or accounting officer of the Corporation setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based and the computation thereof and such certificate shall forthwith be filed with each transfer agent for the Series; and

     (B) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall, as soon as practicable, be mailed to the holders of record of outstanding shares of the Series.

     (8)  In case:

     (A) the Corporation shall declare a dividend or other distribution on the Common Stock other than in cash out of its surplus or retained earnings;

     (B) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants entitling them to subscribe for or purchase any shares of capital stock of any class or of any other rights;

     (C) of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all the assets of the Corporation; or

     (D) of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

then the Corporation shall cause to be mailed to each transfer agent for the Series and to the holders of record of the outstanding shares of the Series, at least 20 days (or 10 days in any case specified in paragraph (A) or (B) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution or winding up. Such notice shall also state whether such transaction will result in any adjustment in the Conversion Price applicable to the Series and, if so, shall state what the adjusted Conversion Price will be and when it will become effective. Neither the failure to give the notice required by this paragraph (8), nor any defect therein, to any particular holder shall affect the sufficiency of the notice or the legality or validity of the proceedings described in paragraphs (8)(A) through (8)(D).

     (9) Any shares of this Series which shall at any time have been converted shall, after such conversion, have the status as authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock for the purpose of issuance upon conversion of shares of the Series, the full number of shares of Common Stock then issuable upon the conversion of all shares of the Series then outstanding and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and nonassessable; provided, however, that nothing contained herein shall preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

     (10) The Corporation will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of the Series. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of the Series so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

     (11) No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of shares of the Series. If any such conversion would otherwise require the issuance of such a fractional share (determined to the extent of four decimal places after taking into account all shares of the Series being converted into Common Stock by the holder), an amount equal to such fraction multiplied by the Closing Price per share of Common Stock for the day of conversion shall be paid to the holder in cash by the Corporation. Any share of the Series may be converted, at the request of its holder, in part into Common Stock. If a part of a share of the Series is converted, then the Corporation will convert such shares into the requested shares of Common Stock (subject to this paragraph (11)) and issue a fractional share of the Series evidencing the remaining interest of such holder.

     (12) Notwithstanding anything elsewhere contained herein, any funds which at any time shall have been deposited by the Corporation or on its behalf with any paying agent for the purpose of paying dividends on, or the redemption price of, any shares of the Series and which shall not be required for such purposes because of the conversion of such shares shall after such conversion be repaid to the Corporation by the paying agent.

     (13) In any case in which paragraph (2) of this Section (d) provides that an adjustment shall become effective on the day next following a record date for an event, the Corporation may defer until the occurrence of such event (a) issuance to the holder of any share of this Series converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction pursuant to paragraph (11) of this Section (d).



     (14) If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section (d), only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

     (15) If the Corporation shall take any action affecting the Common Stock, other than action described in this Section (d), that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of the Series, the Conversion Price for the Series may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

     (16) The certificate of any independent firm of public accountants of recognized standing selected by the Board shall be presumptive evidence of the correctness of any computation made under this Section (d).

     (17) For purposes of this resolution, the following terms shall have the following meanings:

     (i) "Closing Price" shall mean the last sale price as shown on the New York Stock Exchange Composite Transactions Tape, or in case no such sale takes place on such day, the average of the closing bid and asked prices on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if it is not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for such purposes (other than the Corporation or a subsidiary thereof).

     (ii) "Common Stock" shall mean the Corporation's Common Stock, $1.00 par value per share, as the same exists at the date of filing of the Certificate of Designation relating to this Series or any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     (iii) "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a day which is a Business Day.



     (iv) "Business Day" shall mean a day which is not a Saturday, Sunday or other day on which commercial banking institutions in the City of Chicago, Illinois or The City of New York, New York are authorized or obligated by law or executive order to close.

     (e)  Voting.
          -------

     The shares of this Series shall not have any voting powers either general or special, except that:

     (1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

     (2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

     (3) If at any time a default in preference dividends (as defined below) on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at an annual or special meeting of stockholders, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the

Preferred Director and filed with the Corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

     (4) A holder of shares of this Series shall be entitled to one vote per share of the Series held by him when such holder is permitted to vote pursuant to the foregoing.

     (f)  Liquidation Rights.
          -------------------

     (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $5,000 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

     (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

     (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

     (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

     (g)  Priority.  For purposes of this resolution, any stock of any class or
          --------
classes of the Corporation shall be deemed to rank:

     (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holder of shares of this Series;

     (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if such stock is the Corporation's Preferred Stock with Cumulative and Adjustable Dividends, Series B (Without Par Value), Preferred Stock with Cumulative and Adjustable Dividends, Series C (Without Par Value), or the Corporation's 8.45% Cumulative Preferred Stock, Series E (Stated Value $625 per share), or if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

     (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

     (h)  Sinking or Retirement Fund.
          ---------------------------

     The shares of this Series shall not be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such stock."

     The foregoing Certificate of Voting Powers, Designation, Preferences and Relative, Participating, Optional and Other Special Rights and the Qualifications, Limitations or Restrictions relating to this Series shall be effective at 12:01 a.m. Eastern Standard Time on December 1, 1995 in accordance with the provisions of Sections 103 and 151(g) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, First Chicago NBD Corporation has caused this certificate to be signed by Verne G. Istock, its Chief Executive Officer, and the same to be attested by Daniel T. Lis, its Assistant Secretary, this 29th day of November, 1995.



                                FIRST CHICAGO NBD CORPORATION


                                By:  \s\ Verne G. Istock
                                     -----------------------

                                Title: Chief Executive Officer



ATTEST:


By: \s\ Daniel T. Lis
    ---------------------------
     Assistant Secretary